EXHIBIT 3

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CANADA                                                           NUMBER
PROVINCE OF BRITISH COLUMBIA                                     330934


                          Province of British Columbia
                   Ministry of Finance and Corporate Relations
                             REGISTRAR OF COMPANIES


                                   COMPANY ACT

                          Certificate of Incorporation



                             I HEAREBY CERTIFY THAT

                             SKYGOLD RESOURCES LTD.

              HAD THIS DAY BEEN INCORPORATED UNDER THE COMPANY ACT










                                    GIVEN UNDER MY HAND AND SEAL OF OFFICE
                                          AT VICTORIA, BRITISH COLUMBIA,

                                          THIS 27TH DAY OF JULY, 1987




                                          ROBERTA J. LOWDON
                                          DEPUTY REGISTRAR OF COMPANIES





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                                     FORM 1

                                   COMPANY ACT

                                   MEMORANDUM

                                     - of -

                             Skygold Resources Ltd.


I wish to be formed into a company with limited liability under the Company Act in pursuance of this memorandum.

1. The name of the Company is Skygold Resources Ltd.

2. The authorized capital of the Company consists of Twenty Million common Shares without par value.

3. I agree to take the number and kind and class of shares in the Company set opposite my name.


Full Name, Resident Address,                  Number and class of
and Occupation of Subscriber              shares taken by subscriber




Larry Robert James                        one (1) common share without par value
#311 - 6420 Silver Ave.,
Burnaby, B.C.,
Canada  V5H 2Y5

Solicitor



Total shares taken                        one (1) common share without par value





Dated the 23rd day of July 1987.

                                    ARTICLES

                                TABLE OF CONTENTS


PART   ARTICLE                      SUBJECT
----   -------                      -------

1     INTERPRETATION

1.1   Definition
      1.2 & 1.3                   Construction of Words
      1.4                         Company Act Definitions Applicable
      1.5                         Table "A" Inapplicable

2     SHARES AND SHARE CERTIFICATES

      2.1                         Member entitled to Certificate
      2.2                         Replacement of Lost or Defaced Certificate
      2.3                         Recognition of Trusts
      2.4                         Execution of Certificates
      2.5                         Assistance for Purchase of Company's Shares or
                                   Debt Obligations
      2.6                         Form of Certificate
      2.7                         Delivery to Joint Holders

3     ISSUE OF SHARES

      3.1                         Directors Authorized
      3.2                         Share Warrants
      3.3                         Commissions and Brokerage
      3.4                         Conditions of Issue

4     SHARE TRANSFERS

      4.1                         Transferability and Instrument of Transfer
      4.2                         Submission of Instruments of Transfer
      4.3                         Execution of Instrument of Transfer
      4.4                         Enquiry as to Title not Required
      4.5                         Transfer Fee

5     TRANSMISSION OF SHARES

      5.1                         Personal Representative Recognized on Death
      5.2                         Persons in Representative Capacity

6     ALTERATION OF CAPITAL

      6.1                         Ordinary Resolution Required
      6.2                         Articles Apply to New Capital
      6.3                         Class Meetings of Members

7     PURCHASE AND REDEMPTION OF SHARES

      7.1                         Company Authorized to Purchase its Shares
      7.2                         Redemption

8     BORROWING POWERS

      8.1                         Powers of Directors
      8.2                         Negotiability of Debt Obligations
      8.3                         Special Rights on Debt Obligations
      8.4                         Registers of Debt Obligations and Holders
                                    Thereof
      8.5                         Execution of Debt Obligation Documents

9     GENERAL MEETINGS

      9.1                         Annual General Meetings
      9.2                         Waiver of Annual General Meeting
      9.3                         Classification of General Meetings
      9.4                         Notice of General Meetings
      9.5                         Waiver of Notice
      9.6                         Notice of Special Business at General Meeting

10    PROCEEDINGS

      10.1                       Special Business
      10.2                       Quorum
      10.3                       Requirement of Quorum
      10.4                       Lack of Quorum
      10.5                       Chairman
      10.6                       Alternate Director
      10.7                       Adjournments
      10.8                       Decisions by Show of Hands or Poll 10.9
                                   Resolution Need Not Be Seconded
      10.10                      Casting Vote 10.11 Manner of Taking Poll
      10.12                      Casting of Votes
      10.13                      Demand for Poll 10.14 Demand for Poll Not to
                                   Prevent Continuance of Meeting
      10.15                      Retention of Ballots Cast on a Poll

11    VOTES OF MEMBERS

      11.1                       Number of Votes Per Share or Member
      11.2                       Votes of Persons in Representative Capacity
      11.3                       Votes by Joint Holders
      11.4                       Representatives of a Corporate Member
      11.5                       Votes by Committee of a Member
      11.6                       Appointment by Proxyholders
      11.7                       Execution of Proxy Instrument
      11.8                       Qualification of Proxyholder
      11.9                       Deposit of Proxy
      11.10                      Validity of Proxy Vote
      11.11                      Form of Proxy

12    DIRECTORS

      12.1                       Responsible for Management
      12.2                       Number of Directors
      12.3                       Share Qualification of Directors

      12.4                       Remuneration and Expenses of Directors
      12.5                       Appointment of Attorneys
      12.6                       Directors Interested in Transactions with
                                    Company
      12.7                       Right to Office and Contract with Company
      12.8                       Director Acting in Professional Capacity
      12.9                       Alternate Directors

13    TERMINATION OF DIRECTORSHIP OF DIRECTORS

      13.1                       Grounds for Termination

14    RETIREMENT AND ELECTION OF DIRECTORS

      14.1                       Election at Annual General Meetings
      14.2                       Removal of Directors
      14.3                       Filling a Casual Vacancy

15    PROCEEDINGS OF DIRECTORS

      15.1                       Meetings - Quorum - Chairman
      15.2                       Call and Notice of Meetings
      15.3                       Competence of Quorum
      15.4                       Continuing Directors May Act During a Vacancy
      15.5                       Appointment of Directors Committees
      15.6                       Committee Chairman
      15.7                       Committee Meetings
      15.8                      Validity of Meeting Where Directorship Deficient
      15.9                       Newly Elected Directors
      15.10                      Waiver of Notice of Meetings
      15.11                      Majority Rule
      15.12                      Resolution in Writing Effective

16    OFFICERS

      16.1                       President and Secretary Required
      16.2                       Directors Authority
      16.3                       Disclosure of Conflicting Interests

17    MINUTES, DOCUMENTS AND RECORDS

       17.1                      Minutes to be kept
       17.2                      Records Office

18    EXECUTION OF DOCUMENTS

       18.1                      Seal Optional
       18.2                      Official Seal
       18.3                      Affixation of Seal to Documents
       18.4                      Mechanical Reproduction of Signatures

19    DIVIDENDS

       19.1                      Declaration of Dividends
       19.2                      Proportionate to Number of Shares Held
       19.3                      Dividend Bears No Interest
       19.4                      Payment in Specie Permitted

       19.5                      Capitalization of Undistributed Surplus
       19.6                      Payment of Dividends
       19.7                      Fractional Shares
       19.8                      Reserves

20    ACCOUNTS

       20.1                      Accounts to be Kept
       20.2                      Location of Accounts

21    NOTICES

       21.1                      Method of Giving Notice
       21.2                      Notice of Joint Holders
       21.3                      Notice of Personal Representatives
       21.4                      Notice Deemed Effective
       21.5
       & 21.6                    Date Notice Deemed Given
       21.7                      Persons to  Receive Notice

22 INDEMNIFICATION AND PROTECTION OF DIRECTORS, OFFICERS, EMPLOYEES AND CERTAIN AGENTS

       22.1                      Party to Legal Proceedings
       22.2                      Officers, Employees, Agents
       22.3                      Extent of Indemnification
       22.4                      Persons Undertaking Liabilities
       22.5                      Limitation of Liability
       22.6                      Directors May Rely
       22.7                      Company May Purchase Insurance

23    SHARE REGISTERS

       23.1                      Registers of Members, Transfers, and Allotments
       23.2                      Branch Registers of Members
       23.3                      No Closing of Register of Members

                                  "COMPANY ACT"

                                    ARTICLES

                                      -of-

                             SKYGOLD RESOURCES LTD.

PART 1 - INTERPRETATION

1.1   In these Articles, unless the context otherwise requires:

     (a) "Board of Directors" or "Board" or "Directors" means the directors of the Company for the time being;

     (b) "Company Act" means the Company Act of the Province of British Columbia from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

     (c)  "month" means calendar month;

     (d) "ordinary resolution" has the meaning assigned thereto by the Company Act;

     (e) "register" means the register of members to be kept pursuant to the Company Act;

     (f) "registered address" of a member shall be his/her address as recorded in the register;

     (g) "registered address" of a director means his/her address as recorded in the Company's register of directors;

     (h)  "seal" means the common seal, if any, of the Company;

     (i)  "special  resolution" has the meaning  assigned thereto by the Company
          Act.

1.2 Expressions referring to writing shall be construed as including references to printing, typewriting, photography and other modes of representing or reproducing words in a visible form.

1.3 Words importing the singular include the plural and vice versa; the words importing a male person include a female and a corporation.

1.4 The definitions in the Company Act and the Interpretation Act shall, unless the context otherwise requires and so far as applicable, apply to these Articles. Should there be any conflict or discrepancy between the definitions contained in these Articles and the definitions in the Company Act or the Interpretation Act, the definitions contained herein shall govern.

1.5 The regulations contained in Table A in the First Schedule to the Company Act shall not apply to the Company.


PART 2 - SHARES AND SHARE CERTIFICATES

2.1     Every  member  is  entitled,   without  charge,   to  one  certificate
representing the share or shares of each class held by him or upon paying the sum not exceeding the amount permitted by the Company Act, as the directors may from time to time determine, several certificates each for one or more of those shares; provided that, in respect of a share or shares held jointly by several persons, the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint holders or to his duly authorized agent shall be sufficient delivery to all; and provided further that the Company shall not be bound to issue certificates representing redeemable shares, if such shares are to be redeemed within one month of the date on which they were allotted. Any share certificate may be sent through the post by registered prepaid mail to the member entitled thereto at his registered address, and the company shall not be liable for any loss occasioned to the member owing to any such share certificate so sent being lost in the post or stolen.

2.2   If a share certificate:

     (a) is worn out or defaced, the directors may, upon production to them of that certificate and upon such other terms if any, as they may think fit, order the certificate to be cancelled and may issue a new certificate to lieu thereof;

     (b) is lost, stolen or destroyed, then upon proof thereof to the satisfaction of the directors and upon such indemnify, if any, as the directors deem adequate being given, a new share certificate in place thereof shall be issued to the person entitled to the lost, stolen or destroyed certificate; or

     (c) represents more than one share and the registered owner thereof surrender it to the Company with a written request that the Company issue registered in his name two or more certificates each representing a specified number of shares and in aggregate representing the same number of shares as the certificate so surrendered and issue in place thereof certificates in accordance with the request.

A sum, not exceeding that permitted by the Company Act, as the directors may from time to time determine, shall be paid to the Company Act for each certificate issued under this article.

2.3 Except as required by law or statute or these articles, no person shall be recognized by the Company as holding any share upon any trust, and the Company shall not be bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a or (except only as by law or statute or these articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any shares except an absolute right to the entirety thereof in the registered holder.

2.4 Every share certificate shall be signed manually by as least one officer or director of the Company, or by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company and any additional signatures may be printed or otherwise mechanically reproduced and a certificate signed in either of those fashions shall be as valid as if signed manually, notwithstanding that any person whose signature is to printed or mechanically reproduced on a share certificate has ceased to hold the office that he is stated on such certificate to hold at the date of the issue of a share certificate.

2.5 Save as provided by the Company Act, the Company shall not give financial assistance by means of a loan, guarantee, the provision of security or otherwise for the purpose of or in connection with the purchase of or subscription by any person for shares or debt obligations issued by the Company or an affiliate of the Company or upon the security, in whole or in part, or a pledge or other charge upon the shares or debt obligations issued by the Company or an affiliate of the Company.

2.6 Every share certificate issued by the Company shall be in such form as the directors approve and shall comply with the Company Act.

2.7 The certificate of shares registered in the name or two or more persons shall be delivered to the person first named on the register.


                                       2
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PART 3 - ISSUE OF SHARES

3.1 Subject to the Company Act and to any direction to the contrary contained in a resolution passed at a general meeting authorizing any increase of capital, the issue of shares, whether in the original or any increased capital of the Company, shall be under the control of the directors who may, subject to the rights of the holders of the shares of the Company for the time being issued, allot or otherwise dispose of, and/or grant options on, shares authorized but not yet issued at such times and to such persons, including directors, and in such manner and upon such terms and conditions, and at such price or for such consideration, as the directors, in their absolute discretion, may determine.

3.2 The directors may authorize the issue of share purchase or subscription warrants to the purchasers or holders of any debt obligations or other evidences of indebtedness or of other obligations, or of shares of the Company, upon such terms and subject to such restrictions as they may from time to time determine.

3.3 The directors on behalf of the Company may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for shares in the Company, or procuring or agreeing to procure subscription, whether absolutely or conditionally, for any such shares provided that the rate of the commission or discount shall not in the aggregate exceed 25 percent of the subscription price of such shares, or an amount equivalent to such percentage. The Company may also pay such brokerage as may be lawful.

3.4 No share may be issued until it is fully paid by the receipt by the Company of the full consideration thereof in cash, property or past services actually performed for the Company. A document evidencing indebtedness of the person to whom the shares are allotted is not property for the purpose of this article. The value of property and services for the purpose of this article shall be the value determined by the directors by resolution to be, in all circumstances of the transaction, the fair market value thereof.

PART 4 - SHARE TRANSFERS

4.1 Subject to the restrictions, if any, set forth in these articles, any member may transfer his shares by instrument in writing executed by or on behalf of such member and delivered to the Company or its transfer agent. The instrument of transfer of any share of the Company shall be in the form if any, on the back of the Company's form of share certificates, and in any form which the directors may approve. If the directors so require, each instrument of transfer shall be in respect of only one class of share.

4.2 Every instrument of transfer shall be executed by the transferor and left at the registered office of the Company or at the office of its transfer agent or registrar for registration together with the share certificate for the share to be transferred and such other evidence, if any, as the directors or the transfer agent or registrar may require to prove the title of the transferor or his right to transfer the shares. All instruments of transfer where the transfer is registered shall be retained by the Company or its transfer agent or registrar and any instrument of transfer, where the transfer is not registered shall be returned to the person depositing the same together with the share certificate which accompanied the same when tendered for registration. The transferor shall remain the holder of the share until the name of the transferee is entered on the register in respect of that share.

4.3 The signature of the registered owner of any shares, or of his duly authorized attorney, upon the instrument of transfer constitutes an authority to the Company to register the shares specified in the instrument of transfer in the name of the person named in that instrument of transfer as transferee or, if no person is so named, then in any name designated in writing by the person depositing the share certificate and the instrument of transfer with the Company or its agents.

4.4 The Company, and its directors, officers and agents are not bound to enquire into any title of the transferee of any shares to be transferred, and are not liable to the registered or any intermediate owner of those shares, for registering the transfer.

4.5 There shall be paid to the Company in respect of the registration of any transfer a sum, not exceeding that permitted by the Company Act, as the Directors deem fit.



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

PART 5 - TRANSMISSION OF SHARES

5.1 In the case of the death of a member the legal personal representative of the deceased shall be the only person recognized by the Company as having any title to or interest in the shares registered in the name of the deceased. Before recognizing any legal personal representative the directors may require him to obtain a grant of letters probate or letters of administration in British Columbia.

5.2 Any person, who becomes entitled to a share as a result of the death of bankruptcy of any member, u[on producing the evidence required by the Company Act, or who becomes entitled to a share as a result of an order of a court of competent jurisdiction or a statute, upon producing such evidence as the directors think sufficient that he is so entitled, may be registered as holder of the share or may transfer the share.

PART 6 - ALTERATION OF CAPITAL

6.1 The Company may by ordinary resolution filed with the Registrar amend its memorandum to increase the share capital of the Company by:

     (a)  creating shares with par value or shares without par value, or both;

     (b) increasing the number of shares with par value or shares without par value, or both;

     (c) increasing the par value of a class of shares with par value, if no shares of that class are issued.

6.2 Except as otherwise provided by conditions imposed at the time of creation of any new shares or by these articles, any addition to the authorized capital resulting from the creation of new shares shall be subject to the provisions of these articles.

6.3 Unless these articles elsewhere specifically otherwise provide the provisions of these articles relating to general meetings shall apply, with the necessary changes and to far as they are applicable, to a class meeting of members holding a particular class of shares.

PART 7 - PURCHASE AND REDEMTION OF SHARES

7.1 Subject to the special rights and restrictions attached to any class of shares, the Company may, by a resolution of the directors and in compliance with the Company Act, purchase any of its shares at the price and upon the terms specified in such resolution, but no such purchase shall be made if the Company is insolvent at the time of the proposed purchase or the proposed purchase would render the Company insolvent. Unless the Company is purchasing the shares through a stock exchange or from a dissenting member pursuant to the Company Act, the Company shall make its offer to purchase pro rata to every member who holds shares of the class proposed to be purchased. The shares so purchased by the Company may be sold by it but the Company shall not exercise any vote in respect of these shares while they are held by the Company.

7.2 Where the Company proposes to redeem some, but not all of its shares of a particular class or kind that have a right of redemption attached hereto, the redemption may or may not, as the directors shall determine, be made pro rata from every member holding same.

PART 8 - BORROWING POWERS

8.1 The directors may from time to time at their discretion authorize the Company to borrow any sum of money for the purposes of the Company and save as provided in the Company Act may raise or secure the repayment of that sum in such manner and upon such terms and conditions, in all respects, as they think fit, and in particular, and without limiting the generality of the foregoing, by the issue of bonds or debentures, or any mortgage or charge, whether specific or floating, or other security on the undertaking or the whole or any part of the property of the Company, both present and future.

8.2 The directors may make any debentures, bonds or other debt obligations issued by the Company by their terms, assignable free from any equities between the Company and the person to whom they may be issued, or any other person who lawfully acquires the same by assignment, purchase, or otherwise, howsoever.

8.3 The directors may authorize the issue of any debentures, bonds or other debt obligations of the Company at a discount, premium or otherwise, and with special or other rights or privileges as to redemption, surrender, drawings, allotment of or conversion into or exchange for shares, attending at general meetings of the Company and otherwise as the directors may determine at or before the time of issue.

8.4   The Company shall keep or cause to be kept in accordance with the Company
Act:

     (a)  a register of its debentures and debt obligations, and

     (b) a register of the holders of its bonds, debentures and other debt obligations,

and subject to the provisions the Company Act may keep or cause to be kept one or more branch registers of the holders of its bonds, debentures, or other debt obligations within or without the Province of British Columbia as the directors may from time to time determine and the directors may by resolution, regulations or otherwise make such provisions as they think fit respecting the keeping of such branch registers.

8.5 If the directors so authorize, or if any instrument under which any bonds, debentures or other debt obligations of the Company are issued so provides, any bonds, debentures and other debt obligations of the Company, instead of being manually signed by the directors or officers authorized in that behalf, may have the facsimile signatures of such directors or officers printed or otherwise mechanically reproduced thereon and in either case, shall be as valid as if signed manually, but no such bond, debenture or other debt obligation, shall be issued unless it is manually signed, countersigned or certified by or on behalf of a trust company or other transfer agent or registrar duly authorized by the directors or the instrument under which such bonds, debentures or other debt obligations are issued so to do. Notwithstanding that any persons whose facsimile signature is so used shall have ceased to hold the office that he is stated on such bond, debenture or other debt obligation to hold at the date of the actual issue thereof, the bond, debenture or other debt obligation shall be valid and binding on the Company.

PART 9 - GENERAL MEETINGS

9.1 Subject to Article 9.2 and to the Company Act the first annual general meeting shall be held within 15 months of the date of incorporation and thereafter an annual general meeting shall be held once in every calendar year at such time, not being more than 13 months after the holding of the last preceding annual general meeting, and place as the directors shall appoint. In default of the meeting being so held, the meeting shall be held in the month next following and may be called by any two members in the same manner as nearly as possible as that in which meetings are to be called by the directors.

9.2 If the Company is not a reporting company and if all members entitled to attend and vote at the annual general meeting of the Company consent in writing each year to all the business required to be transacted at the annual general meeting, that business shall be as valid as if transacted at an annual general meeting duly convened and held and, it is not necessary for the Company to hold an annual general meeting that year.

9.3 Every general meeting, other than an annual general meeting, shall be called an extraordinary general meeting.


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

9.4 Not less than 21 days' notice of any general meeting specifying the time and place of meeting and in case of special business, the general nature of that special business shall be given in the manner mentioned in Article 21, or in such other manner, if any, as may be prescribed by ordinary resolution whether previous notice thereof has been given or not, to any person as may by law or under these Articles or other regulations of the Company entitled to receive such notice from the Company. But the accidental omission to give notice of any meeting to, or the non-receipt of any such notice by, any of such persons shall not invalidate any proceedings at that meeting.

9.5 Persons entitled to notice of a general meeting may waive or reduce the period of notice covening the meeting, by unanimous consent in writing, and may give such waiver before, during or after the meeting.

9.6 Where any special business includes the presenting, considering, approving, ratifying or authorizing of the execution of any document, then the portion of any notice relating to such document shall be sufficient if the same states that a copy of the document or proposed document is or will be available for inspection by members at a place in the Province of British Columbia specified in such notice during business hours in any specified working day or days prior to the date of the meeting.

PART 10 - PROCEEDINGS AT GENERAL MEETINGS

10.1 The following business at a general meeting shall be deemed to be special business:

     (a)  all business at an extraordinary general meeting and

     (b) all business that is transacted at an annual general meeting, with the exception of the consideration of the financial statements and the report of the directors and auditors, the election of directors, the appointment of the auditors and such other business as, under these Articles, ought to be transacted at an annual general meeting, or any business which is brought under consideration by the report of the directors.

10.2 Save as otherwise herein provided a quorum for a general meeting shall be: two members or proxyholder(s) representing two members, or one member and a proxyholder representing another member, personally present at the commencement of the meeting and holding or representing by proxy not less than one-tenth of the issued shares of a class of shares the holders of which are entitled to attend and to vote at such meeting.

10.3 No business, other than the election of a chairman and the adjournment of the meeting shall be transacted at any general meeting unless the quorum requisite was present at the commencement of the meeting.

10.4 If within one-half hour from the time appointed for a meeting a quorum is not present, the meeting if convened by requisition of the members, shall be dissolved; but in any other case it shall stand adjourned to the same day in the next week at the same time and place. If at such adjourned meeting a quorum is not present within one-half and hour from the time appointed, the members present in person or by proxy shall be a quorum

10.5 The Chairman of the Board, if any, or in his absence the President of the Company shall be entitled to preside as Chairman at every general meeting of the Company.

10.6 If at any meeting neither the Chairman of the Board, if any, nor President is present within fifteen minutes after the time appointed for holding the meeting or is willing to act as Chairman, the directors present shall choose some one of their number to be Chairman. If no director is present or if all the directors present decline to take the chair or shall fail to so choose, the members present shall choose one of their number to be Chairman.

10.7 The Chairman of the meeting may, with the consent of any meeting at which a quorum is present and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of a general meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

10.8 Subject to the provisions of the Company Act every question submitted to a general meeting shall be decided on a show of hands unless a poll is, before or on the declaration of the result of the show of hands, directed by the chairman or demanded by a member entitled to vote who is present in person or by proxy, and the chairman shall declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, and such decision shall be entered in the book of proceedings of the Company. A declaration by the chairman that a resolution has been carried unanimously or by a particular majority, or lost or not carried by a particular majority, and an entry to that effect in the book containing the minutes of the proceedings of the number or proportion of the votes recorded in favour of or against such resolution.

10.9 No resolution proposed at a meeting need be seconded and the chairman of any meeting shall be entitled to move or second a resolution.

10.10 In case of an equality of votes upon a resolution, the chairman shall either on a show of hands or on a poll, have a casting or second vote in addition to the vote or votes to which he may be entitled as a member.

10.11 Subject to the provisions of Article 10.12 if a poll is duly demanded as aforesaid, it shall be taken in such manner and at such time within seven days from the date of the meeting and place as the chairman of the meeting directs, and either at once or after an interval or adjournment not exceeding seven days, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll is demanded. A demand for a poll may be withdrawn. In the case of any dispute as to the admission or rejection of a vote, the chairman shall determine the same and such determination made in good faith shall be final and conclusive.

10.12 A member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

10.13 No poll may be demanded on the election of a chairman of a meeting and a poll demanded on a question of adjournment shall be taken at the meeting without adjournment.

10.14 The demand of a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded.

10.15 Every ballot cast upon a poll and every proxy appointing a proxyholder who cast a ballot upon a poll shall be retained by the Secretary for the period and be subject to the inspection as the Company Act may provide.

PART 11 - VOTES OF MEMBERS

11.1 Subject to any special rights or restrictions for the time being attached to any shares, on a show of hands every member present in person shall have one vote, and on a poll every member, present in person or by proxy, shall have one vote for each share of which he is the holder.

11.2 Any person who is not registered as a member but is entitled to vote at any general meeting in respect of a share, may vote the share in the same manner as if he were a member.

11.3 Where there are joint members registered in respect of any share, any one of the joint members is present at any meeting, personally or by proxy, the joint member present whose name stands first on the register in respect of the share shall alone been entitled to it. If more than one of the joint members is present at any meeting, personally or by proxy, the joint member present whose name stands first on the register in respect of the share shall alone be entitled to vote in respect of that share. Several executors or administrators of a deceased member in whose sole name any share stands shall, for the purpose of this article, be deemed joint members.

11.4 A corporation, not being a subsidiary, that is a member may vote by its proxyholder or by its duly authorized representative, who is entitle to speak and vote, and in all other respects exercise the rights of a member and any authorized representative shall be deemed to be a member for all purposes in connection with any general meeting of the Company.

11.5 A member for whom a committee has been duly appointed may vote, whether on a show of hands or on a poll, by his committee and his committee may appoint a proxyholder.

11.6 A member holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more proxyholders to attend, act and vote for him on the same occasion. If such a member should appoint more than one proxyholder for the same occasion he shall specify the number of shares each proxyholder shall be entitled to vote.

11.7 A proxy or an instrument appointing a duly authorized representative of a corporation shall be in writing, under the hand of the appointer or of his attorney duly authorized in writing, or, if such appointer is a corporation, either under its seal or under the hand of an officer or attorney duly authorized.

11.8 Any person of full age may act as proxyholder whether or not he is entitled on his own behalf to be present and to vote at the meeting at which he acts as a proxyholder. The proxy may authorize the person so appointed to act as proxyholder for the appointer for the period, at such meeting or meetings and to the extent permitted by the Company Act.

11.9 A proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof shall be, deposited at the registered office of the Company or at such other place as is specified for that purpose in the notice calling the meeting, not less than 48 hours before the time for holding the meeting at which the person named in the proxy proposes to vote, or shall be deposited with the chairman of the meeting prior to the commencement thereof. In addition to any other method of depositing proxies provided for in these articles, the directors may from time to time make regulations permitting the lodging of proxies appointing proxyholders at some place other than the place at which a meeting or adjourned meeting to the Company or any agent of the Company for the purpose of receiving such particulars and providing that proxies appointing a proxyholder so lodged may be voted upon as though the proxies appointing a proxyholder so lodged may be voted upon as though the proxies themselves were produced to the chairman of the meeting or adjourned meeting as required by this Part and votes given in accordance with such regulations shall be valid and shall be counted.

11.10 A vote given in accordance with the terms of a proxy shall be valid notwithstanding the previous death or insanity of the member or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the share in respect of which the proxy is given, provided no prior notice in writing of the death, insanity, revocation or transfer as aforesaid shall have been received at the registered office of the Company or by the chairman of the meeting or adjourned meeting at which the vote was given.

11.11 Unless, in the circumstance, the Company Act requires any other form of proxy, a proxy appointing a proxyholder, whether for specified meeting or otherwise, shall be in the form following, or in any other form that the directors shall approve:

                                (Name of Company)

                    The undersigned hereby appoints ______________________ or (failing him _________________ undersigned to attend at and vote for and on behalf of the undersigned at the general meeting of the Company to be held on the day of _________________, 20__, and at any adjournment of that meeting.

                    Signed this _____ day of ______________, 20____.


                                          _________________________________
                                          (Signature of Member)

PART 12 - DIRECTORS

12.1.1 The management or the supervision of the management of the affairs and business of the Company (as the directors may from time to time determine) shall be vested in the directors and the directors may exercise all such powers and do all such acts and things as the Company is, by its Memorandum these Articles, the Company Act or otherwise, authorized to exercise and do, and which are not by these articles or by statute or otherwise lawfully directed or required to be exercised or done by the Company in general meeting, but subject nevertheless to the provisions of all laws affecting the Company and of the Articles which shall from time to time be made by the Company in general meeting; but no regulation made by the Company in general meeting shall invalidate any prior act of the directors that would have been valid if that regulation had not been made.

12.1.2 The subscribers to the Memorandum are the first directors. The directors to succeed the first directors and the number of directors may be determined in writing by a majority of the subscribers to the Memorandum. The number of directors may be changed from time to time by ordinary resolution, whether previous notice thereof has been given or not, but shall never be less than one while the Company is not a reporting company and three while the Company is a reporting Company.

12.2 A director shall not be required to have any share qualification but any person not being a member of the Company who becomes a director shall be deemed to have agreed to be bound by the provisions of the articles to the same extent as if he were a member of the Company.

12.3 The remuneration of the directors as such may from time to time be determined by the directors themselves, unless by ordinary resolution the members determine that such remuneration to be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director. The directors shall be repaid such reasonable expenses as they may incur in and about the business of the Company and if any director shall perform any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director or shall otherwise be specifically occupied in or about the Company's business, he may be paid a remuneration to be fixed by the Board, or, at the option of such director, by the Company in general meeting, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he may be entitled to receive, and the same shall be charged as part of the ordinary working expenses. Unless otherwise determined by ordinary resolution the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who had held any salaried office or place of profit with the Company or to his spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

12.4 The directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions, not exceeding those vested in or exercisable by the directors under these articles, and for such period and subject to such conditions as they may think fit, and any such powers of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

12.5 A director who is in any way, whether directly or indirectly, interested in a contract or proposed contract or transaction with the Company shall disclose (as provided in the Company Act) the nature and extent of his interest at the meeting of the directors in accordance with the provisions of the Company Act. A director shall not vote in respect of any such contract or transaction with the Company in which he is interested and if he shall do so his vote shall not be counted, but he may be counted in the quorum present at the meeting at which such vote is taken. Subject to the Company Act, the foregoing shall not apply to:

     (a) any contract or transaction relating to a loan to the Company, which a director or a specified corporation or a specified firm in which he has guaranteed or joined in guaranteeing the repayment of the loan or any part of the loan, or
     (b) any contract or transaction made or to be made with, or for the benefit of a holding corporation or a subsidiary corporation of which a director is a director, or

     (c)  as  authorized  by  Article  12.4,   i.e.,  the  remuneration  of  the
          directors.

12.6 A director may hold any office or place of profit under the Company, other than auditor, in conjunction with his office of director for such period and on such terms, as to remuneration or otherwise, as the directors may determine. Subject to compliance with the Company Act, no director or intended director shall be disqualified by his office from contracting with the Company either with regard to his tenure or any such office or place of profit or as vendor, purchaser or otherwise.

12.7 Any director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a director.

12.8 Any director may, from time to time, appoint any person who is approved by resolution of the directors to be his alternate director. The appointee, while he holds office as an alternate director, shall be entitled to notice of meetings of the directors and, in the absence of the director for whom he is an alternate, to attend and vote thereat as a director or sign any resolution of directors to be consented to in writing, and shall not be entitled to be remunerated otherwise than out of the remuneration of the director appointing him. Any director may make or revoke an appointment of his alternate director by notice in writing or by telegram or cable to be delivered or addressed, postage or other charges prepaid, to the registered office of the Company. The directors may by resolution revoke any appointment of an alternate director, any such revocation to become effective upon notice thereof having been given to the director who made the appointment. No person shall act as an alternate for more than one director at any given time and no director may act an alternate of any other director.

PART 13 - TERMINATION OF DIRECTORSHIP OF DIRECTORS

13.1   The directorship of a director shall, be immediately terminated:

     (a) if he is found to be incapable of managing his own affairs by reason of mental infirmity;
     (b) if by notice in writing to the Company at its registered office, he resigns;
     (c)  if he is removed pursuant to Article 14.2;
     (d) if convicted within or without the Province of an indictable offence and the other directors resolve to remove him; or
     (e) if he is found to be not or to be no longer qualified to act as director under the Company Act.

PART 14 - RETIREMENT AND ELECTION OF DIRECTORS

14.1 At each annual general meeting of the Company all the directors shall retire and the Company shall elect a Board of Directors consisting of the number of directors consisting of the number of directors for the time being fixed pursuant to these articles. If in any calendar year the Company does not hold an annual general meeting, the directors appointed at the last annual general meeting of the Company shall be deemed to have been elected or appointed as directors on the last day on which the meeting could have been held pursuant to the Company Act and the directors are appointed or elected may hold office until other directors are appointed or elected or until the day on which the next annual general meeting is held.

14.2 The Company may be special resolution remove any director and, by ordinary resolution, appoint another person in his stead. Any director so appointed shall hold office only until the next following annual general meeting of the Company, but shall be eligible for re-election at such meeting.

14.3 The directors shall have power at any time and from time to time to appoint any person as a director, to fill a casual vacancy on the Board or a vacancy resulting from an increase of the number of directors necessitated by the

Company Act upon the Company becoming a reporting company. Any director so appointed shall hold office only until the next following annual general meeting of the Company, but shall be eligible for re-election at such meeting.

PART 15 - PROCEEDING OF DIRECTORS

15.1 The directors may meet together at such places as they think fit for the dispatch of business, adjourn and otherwise regulate their meetings and proceedings, as they see fit. The directors may from time to time fix the quorum necessary for the transaction of business and unless so fixed such quorum shall be a majority of the Board. The Chairman of the Board, if any, or in his absence the President of the Company, shall be chairman of the Board, if any, nor the President shall be present within 30 minutes after the time appointed for holding the same or if both the Chairman of the Board and the President, being present decline to act, the directors present may choose some one of their number to be chairman at such meeting. A director interested is to be counted in a quorum notwithstanding his interest.

15.2 A director may at any time, and the Secretary, upon the written request of a director, shall cal a meeting of the directors. Notice thereof specifying the time and place of such meeting shall be mailed, postage prepaid, addressed to each of the directors at his registered address at least 48 hours before the time fixed for the meeting or such lesser period as my be reasonable under the circumstances, or such notice may be given to each director either personally or by leaving it at telex or other method of transmitting visually recorded messages, at least 48 hours before such time or such lesser period as may be reasonable under the circumstances. It shall not be necessary to give to any director notice of a meeting of directors immediately following the general meeting at which such director shall have been appointed. Accidental omission to give notice of a meeting of directors to, or the non-receipt of notice by, any director, shall not invalidate the proceedings at that meeting.

15.3 A meeting of the directors at which a quorum is present shall be competent to exercise all or any of the authorities, power and discretions for the time being vested in or exercisable by the directors.

15.4 The continuing directors may act notwithstanding any vacancy in their body, but, in and so long as their number is reduced below the number fixed pursuant to these articles as the necessary quorum of directors, the continuing directors or director may act for the purpose of increasing the number of directors to that number, or for the purpose of summoning a general meeting of the Company, but for no other purpose.

15.5 The directors may delegate any but not all of their powers to committees consisting of such of the directors as they think fit. Any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may from time to time be imposed on it by the directors, and shall report every act or thing done in exercise of such powers to the earliest meeting of the directors to be held next after the same shall have been done.

15.6 A committee may elect a chairman of its meeting; if no such chairman is elected, or if at any meetings the chairman is not present within 30 minutes after the time appointed for holding the same, the members present may choose one of their numbers to be chairman of the meeting.

15.7 The members of a committee may meet and adjourn as they think proper. Questions arising at any meeting shall be determined by a majority of votes of the members present and in case of an equality of votes the chairman shall not have a second or casting vote.

15.8 All acts done by any meeting of the directors or by a committee of directors or by any person acting as a director shall, notwithstanding that it shall be afterwards discovered that there was some defect in the appointment of any such director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be director.

15.9 For the first meeting of the Board to be held immediately following the appointment or election of a director or directors at an annual or general meeting of shareholders or for a meeting of the Board at which a director is appointed to fill a vacancy in the Board, no notice of such meetings shall be necessary to be newly elected or appointed director or directors in order for the meeting to be duly constituted, provided that a quorum of directors is present.

15.10 Any director of the Company who may be absent either temporarily or permanently from the Province of British Columbia may file at the office of the Company a waiver of notice which may be by letter, telegram or cable of any meeting of the directors and may at any time withdraw such waiver, and until such waiver is withdrawn, no notice of meetings for the directors of the Company, notice of which shall not have been given to such director, shall, provided a quorum of the directors is present, be valid and binding upon the Company.

15.11 Questions arising at any meeting of the directors shall be decided by a majority of votes. In case of an equality of votes the Chairman shall not have a second or casting vote.

15.12 A resolution in writing, signed by each director shall be as valid and effectual as if it has been passed at a meeting of directors duly called and held. Such resolution may be in one or more counterparts each signed by one or more directors which together shall be deemed to constitute one resolution in writing.

PART 16 - OFFICERS

16.1 The Board of Directors shall from time to time appoint a President, a Secretary and such other officers of the Company as it may determine, none of whom, save the Chairman of the Board, if any, and the President, need be directors.

16.2 All appointments of officers shall be made upon such terms and conditions and at such remuneration, whether by way of salary, fee, commission, and participation in profits, or otherwise, as the directors may determine, and every such appointment shall be subject to termination at the pleasure of the directors unless otherwise fixed by contract.

16.3 Every officer of the Company who holds any office or possesses any property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the Company shall, in writing, disclose to the President the fact and the nature, character and extent of the conflict.

PART 17 - MINUTES, DOCUMENTS AND RECORDS

17.1 The directors shall cause minutes to be duly entered in books provided for the purposes:

     (a)  of all appointments of officers;
     (b) of the names of the directors or their alternates present at each meeting of directors and of any committee of directors;
     (c)  of all orders made by the directors or committees of directors;
     (d) of all resolutions and proceedings of general meetings of the Company and of all meetings of the directors and of committees of directors;

17.2 The directors shall cause the Company to keep at its records office or at such other place as the Company Act may permit, the documents, copies of documents, registers, minutes, and records which the Company is required by the Company Act to keep at its records offices or such other place.

PART 18 - EXECUTION OF DOCUMENTS

18.1 The directors may provide a common seal for the Company and for its use and the directors shall have power from time tot time to destroy the same and substitute a new seal in place thereof.

18.2 Subject to the provisions of the Company Act, the directors may provide for use in any other Province, State or Country an official seal, which shall contain the name of the Province, Territory, State or Country where it is to be used.

18.3 The directors shall provided for the safe custody of the common seal of the Company, if any, which shall not be affixed to any instrument except in the presence of any two directors of the Company by the authority of a resolution of the directors or by such person or persons as may be authorized by such resolution; and such person or persons shall sign every instrument to which the seal of the Company is affixed in his or their presence; provided that a resolution of the directors directing the general use of the seal, if any, may at any time be passed by the directors and shall apply to the use of the seal until countermanded by another resolution of the directors.

18.4 The signature of any officer of the Company may, if authorized by the directors, be printed, lithographed, engraved or otherwise mechanically reproduced upon all instruments executed or issued by the Company or any officer thereof; and any instrument on which the signature of any such person is so reproduced, shall subject to Article 2.4 hereof be deemed to have been manually signed by such person whose signature is to reproduced and shall be as valid to all intents and purposes as if such instrument had been signed manually, and notwithstanding that the person whose signature is so reproduced may have ceased to hold office at the date of the delivery or issue of such instrument. The term `instrument' as such in this Article shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, agreements, releases, receipts and discharges for the payment of money or other obligations, certificates of the Company's shares, share warrants of the Company, bonds, debentures and other debt obligations of the Company, and all paper writings.

PART 19 - DIVIDENDS

19.1 The directors may declare dividends and fix the date of record therefore and the date of payment thereof. No notice need be given of the declaration of a dividend.

19.2 Subject to the terms of shares with special rights or restrictions, all dividends shall be declared according to the number of shares held.

19.3     No dividend shall bear interest against the Company.

19.4 The directors may direct payment of any dividend wholly or partly by the distribution of special assets or of paid-up shares, bonds, debentures or other debt obligations of the Company, or in any one or more of those ways, and, where any difficulty arises in regard to the distribution, the directors may settle the same as they think expedient, and in particular may fix the value for distribution of specific assets, and may determine that cash payments shall be made to a member upon the basis of the value so fixed in place of fractional shares, bonds, debentures, or other debt obligations in order to adjust the rights of all parties, and may vest any of those specific assets in trustees upon such trusts for the persons entitled as may seem expedient to the directors.

19.5 Notwithstanding anything contained in these articles the directors may from time to time capitalize any undistributed surplus on hand of the Company and may from time to time issue as fully paid and non-assessable any unissued shares or any bonds, debentures or other debt obligations of the Company as a dividend representing such undistributed surplus on hand or any part thereof.

19.6 Any dividend, interest or other monies payable in cash in respect of shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder, or, in the case of joint holders, to the registered address of that one of the joint holders who is first named on the register or to such person and to such address as the holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any dividends, bonuses or other monies payable in respect of the shares held by them as joint holders.

19.7 Notwithstanding any other provisions of these articles should any dividend result in any shareholders in place of that fractional share, the cash equivalent thereof calculated on the par value thereof or, in the case of shares without par value, calculated on the price or consideration for which such shares were or were deemed to be issued, and shall have the further right and complete discretion to carry out such distribution and to adjust the rights of the shareholders with respect thereto on as practical and equitable a basis as possible including the right to arrange through a fiscal agent or otherwise for the sale, consolidation or other disposition of those fractional shares on behalf of those shareholders of the Company.

19.8 The directors may, before declaring any dividend, set aside out of the profits of the Company such sums as they think proper as appropriations from income, which shall at the discretion of the directors, be applicable for meeting contingencies, or for equalizing dividends, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which the profits of the Company may be properly applied, and pending such application may, either be employed in the business of the Company or be invested in such investments as the directors in their discretion may from time to time determine.

PART 20 - ACCOUNTS

20.1 The directors shall cause records and books and accounts to be kept as necessary to properly record the financial affairs and conditions of the Company and to comply with the provisions of statutes applicable to the Company.

20.2 The directors shall determine the place at which the accounting records of the Company shall be kept and those records shall be open to the inspection of any director during the normal business hours of the Company.

PART 21 - NOTICES

21.1 Subject to the Company Act and any regulations promulgated there under, a notice may be given to any member or director, either personally or by sending it by post to him in a prepaid letter, envelope or wrapper addressed to the member or director at his registered address.

21.2 A notice may be given by the Company to joint members in respect of a share registered in their names by giving the notice to the joint member first named in the register of members in respect of that share.

21.3 A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending it through the post in a prepaid letter, envelope or wrapper addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by and like description, at the address, if any, supplied for the purpose by the persons claiming to be so entitled, or until that address has been so supplied, by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

21.4 Any notice or document sent by post or left at the registered address of any member shall, notwithstanding that member is then deceased and whether or not the Company has notice of his death, be deemed to have been duly served in respect of any registered shares, whether held solely or jointly with other persons by that deceased member, until some other person is registered in his place as the member or joint member in respect of those shares, and that service shall for all purposes of these articles be deemed a sufficient service of such notice or document on his personal representatives and all persons, if any, jointly interested with him in those shares.

21.5 Any notice sent by post shall be deemed to have been served on the business day following that on which the letter, envelope or wrapper containing that notice is posted, and in proving service thereof it shall be sufficient to prove that the letter, envelope or wrapper containing the notice was properly addressed and put in a Canadian Government post office, postage prepaid.

21.6 If a number of days' notice or a notice extending over any other period is required to be given, the day of service shall not, unless it is otherwise provided in these articles, be counted in the number of days or other period required.

21.7 Notice of every general meeting shall be given in the manner authorized by these articles, to:

     (a) every member holding a share or shares carrying the right to vote at such meetings on the record date or, if no record date was established by the directors, on the date of the mailing;
     (b) the personal representative of a deceased member; and (c) the trustee in bankruptcy of a bankrupt member.

PART 22 - INDEMNIFICATION AND PROTECTION OF DIRECTORS, OFFICERS, EMPLOYEES AND CERTAIN AGENTS

22.1 The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, whether or not brought by the Company or by a corporation or other legal entity or enterprise as hereinafter mentioned and whether civil, criminal or administrative, by reason of the fact that he is or was a director, officer, employee, or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, a partnership, joint venture, trust or other enterprise, against all costs, charges and expenses, including legal fees and any amount paid to settle the action or proceeding or satisfy a judgment, if he acted honestly and in good faith with a view to the best interests of the corporation or other legal entity or enterprise as aforesaid of which he is or was a director, officer, employee or agent, as the case may be, and exercised the care, diligence and skill of a reasonably prudent person, and with respect to any criminal or administrative, action or proceeding, he had reasonable grounds for believing that his conduct was lawful; provided always that no indemnification of a director or former director of the Company, or was a shareholder, shall be made except to the extent approved by the Court pursuant to the Company Act or any other statute. The determination of any action, suit or proceeding by judgment, order, settlement, conviction or otherwise shall not, of itself, create a presumption that the person did not act honestly and in good faith and in the best interests of the Company and did not exercise the care, diligence and skill of a reasonably prudent person and, with respect to any criminal action or proceeding, did not have reasonable grounds to believe that his conduct was lawful.

22.2 The Company shall indemnity any person other than a director in respect of any loss, damage, costs or expenses whatsoever incurred by him while acting as an officer, employee or agent for the Company unless such loss, damage, costs or expenses shall arise out of failure to comply with instructions, willful act or default or fraud by such person in any of which events the Company shall only indemnify such person if the directors, in their absolute discretion, so decide or the Company by ordinary resolution shall so direct.

22.3 The indemnification provided by this Part shall not be deemed exclusive of other rights to which those seeking indemnification may be entitled under any other Part, or any valid and lawful agreement, vote of members or disinterested directors or otherwise, both as to action in his official capacity and so to action in another capacity while holding such office, officer, employee or agent and shall ensure to the benefit of the heirs, executors and administrators of such person. The indemnification provided by this article shall not be exclusive of any powers, rights, agreements or undertakings which may be legally permissible or authorized by or under any applicable law. Notwithstanding any other provisions set forth in this Part, the indemnification authorized by this Part shall be applicable only to the extent that any such indemnification shall not duplicate indemnity or imbursement which that person has received or shall receive otherwise than under this Part.

22.4 The directors are authorized from time to time to cause the Company to give indemnities to any director, officer, employee, agent or other person who has undertaken or is about to undertake any liability on behalf of the Company or any corporation controlled by it.

22.5 Subject to the Company Act, no director or officer or employee for the time being of the Company shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for joining in any receipt or act for conformity, or for any loss, damage or expense happening to the Company through the insufficiency or deficiency of title to any property acquired by order of the Board for the Company, or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Company shall be invested or for any loss or damages arising from the bankruptcy, insolvency, or tortuous act of any person, firm or corporation with whom or which any of the monies, securities or effects shall be lodged or deposited or for any loss occasioned by any error of judgment or oversight on his part or for any other loss, damage or misfortune whatever which may happen in the execution of the duties of his respective office or trust or in relation thereto unless the same shall happen by or through his own willful act or default, negligence, breach of trust or breach of duty.

22.6 Directors may rely upon the accuracy of any statement of fact represented by an officer of the Company to be correct or upon statements in written report of the auditor of the Company and shall not be responsible or held liable for any loss or damage resulting from the paying of any dividends or otherwise acting in good faith upon any such statement.

22.7 The directors may cause the Company to purchase and maintain insurance for the benefit of any person who is or was a director, officer, employee or agent of another corporation, a partnership, joint venture, trust or other enterprise against any liability incurred by him as a director, officer, employee or agent.

PART 23 - SHARE REGISTERS

23.1 The Company shall keep or cause to be kept a register of members, a register or transfers and a register of allotments within British Columbia, all as required by the Company Act, and may combine one or more of such registers. If the Company's capital shall consist of more than one class of shares, a separate register of members, register of transfer and register of allotments may be kept in respect of each class or shares. The Directors on behalf of the Company may appoint a trust company to keep the register of members, register of transfers and register of allotments or, if there is more than one class of shares, the directors may appoint a trust company, which need not be the same trust company, to keep the register of members, the register of transfers and the register of allotments for each class of share. The Directors on behalf of the Company may also appoint one or more trust companies, including the trust company which keeps the said registers of its shares of a class thereof, as transfer agent for its shares or such class thereof, as the case may be, and the same or such class thereof, as the case may be. The Directors may terminate the appointment of any such trust company at any time and may appoint another trust company in its place.

23.2 Unless prohibited by the Company Act, the Company may keep or cause to be kept one or more branch registers of members at such place or places as the Directors may from time to time determine.

23.3    The Company shall not at any time close its register of members.



FULL NAME(S), ADDRESS(ES) AND OCCUPATION(S) OF SUBSCRIBER(S)

Larry R. James
#311-6420 Silver Ave
Burnaby, B.C.
V5H 2Y5

Solicitor


DATED at Burnaby this _______ day of July 1987.

CANADA                                                          NUMBER
PROVINCE OF BRITISH COLUMBIA                                    330934


                          Province of British Columbia
                   Ministry of Finance and Corporate Relations
                             REGISTRAR OF COMPANIES


                                   COMPANY ACT

                                   CERTIFICATE

                              I HEREBY CERTIFY THAT


                             SKYGOLD RESOURCES LTD.


                    HAS THIS DAY CHANGED ITS NAME TO THE NAME

                           CANADIAN WATER CORPORATION



                     GIVEN, UNDER MY HAND AND SEAL OF OFFICE

                          AT VICTORIA, BRITISH COLUMBIA

                         THIS 13TH DAY OF JANUARY, 1992




                                  DAVID W. BOYD
                             REGISTRAR OF COMPANIES

FORM 21
(Section 371)



                                   COMPANY ACT

                               SPECIAL RESOLUTION

      The following Special Resolution was passed by the under-mentioned Company on the date stated:

Name of Company:              SKYGOLD RESOURCES LTD.

Date Resolution Passed:         November 28, 1991

Resolution;

"RESOLVED as a Special Resolution that:

1. the Company's name be changed from SKYGOLD RESOURCES LTD. to CANADIAN WATER CORPORATION;

2.    paragraph 1 of the Memorandum of the Company be amended to read:

      "1. The name or the Company is "CANADIAN WATER CORPORATION"

3.    the Memorandum be in the form attached hereto as schedule "A"."


CERTIFIED A true copy this 28th day of November, 1991.



-------------------------------
Signature



Solicitor________________________
Relationship to Company

                                  SCHEDULE "A"

                                     FORM 1
                                   (Section 5)

                                   COMPANY ACT


                               ALTERED MEMORANDUM
           (as altered by special resolution passed November 28, 1991)



I wish to be formed into a company with limited liability under the Company Act in pursuance of this Memorandum.

1.    The name of the Company is "CANADIAN WATER CORPORATION".

2. The authorized capital of the Company consists of Twenty Million (20,000,000) Common Shares without par value.

                                                                NUMBER:  330934



                                   CERTIFICATE
                                       OF
                                 CHANGE OF NAME

                                   COMPANY ACT



      CANADA
PROVINCE OF BRITISH COLUMBIA




                              I Hereby Certify that
                           CANADIAN WATER CORPORATION


                        Has this day changed its name to

                              AUMINE RESOURCES LTD.





                             Issued under my hand at Victoria, British Columbia
                                                           On November 07, 1996




                                                                 JOHN S. POWELL
                                                         Registrar of Companies

I Certify This is a Copy of a
Document Filed on                                                Certificate of
                                                       Incorporation No. 330934

                              FORM 21 (Section 371)
                                   COMPANY ACT
                               SPECIAL RESOLUTION

12    John S. Powell
Registrar of Companies
Province of British Columbia

The following Special Resolutions were passed by the undermentioned Company on the date stated:

Name of Company:  Canadian Water Corporation

Date Resolutions Passed:  July 8, 1996

Resolutions:

RESOLVED as a Special Resolution that:

(a) The name of the Company be changed from Canadian Water Corporation to Aumine Resources Ltd.; and
(b) The Memorandum and Articles of the Company be altered accordingly wherever the name of the Company appears therein.

RESOLVED as a Special Resolution that:

(a) The 20,000,000 Common Shares Without par value in the capital of the Company both the issued and unissued, be consolidated into 2,000,000 Common Shares without par value, every 10 of such Common Shares without par value before consolidation into 1 common Share without par value; and
(b) The Memorandum of the Company be altered accordingly to give effect to the foregoing resolution.

RESOLVED as a Special Resolution that:

(a) The authorized capital of the Company be increased by creating an additional 198,000,000 Common Shares without par value such that the authorized capital of the Company will be 200,000,000 Common Shares without par value; and
(b) The Memorandum of the Company be altered accordingly to give effect to the foregoing resolution.

The altered Memorandum is attached.


CERTIFIED A TRUE COPY this 26th day of August, 1996
BRETT A. KAGETSU
Solicitor
Relationship to Company

                                  "COMPANY ACT"

                           CANADIAN WATER CORPORATION

                               ALTERED MEMORANDUM

           (As altered by the Special Resolution passed July 8, 1996)


1.    The name of the Company is Aumine Resources Ltd.

2. The Authorized capital of the Company consists of TWO HUNDRED MILLION (200,000,000) common shares without par value.

BRITISH COLUMBIA                                                NUMBER: 330934


                                   CERTIFICATE
                                       OF
                                 CHANGE OF NAME

                                   COMPANY ACT


                              I Hereby Certify that

                              AUMINE RESOURCES LTD.


                        Has this day changed its name to

                            PETROREAL OIL CORPORATION


                             Issued under my hand at Victoria, British Columbia
                                                             On August 06, 1998



                                                                 JOHN S. POWELL
                                                          Registrar of Companies
                                                   PROVINCE OF BRITISH COLUMBIA
                                                                         CANADA


                                                                 Certificate of
                                                    Incorporation Number 330934

                              FORM 19 (Section 223)
                                   COMPANY ACT
                               SPECIAL RESOLUTION


The following Special Resolutions were passed by the under-mentioned Company on the date stated:

Name of Company:   Aumine Resources Ltd.

Date Resolution Passed:      June 29, 1998

Resolutions:

IT WAS APPROVED to pass a special resolution that the name of the Company be changed from Aumine Resources Ltd. to PetroReal Oil Corporation, and the memorandum and articles of the company be altered accordingly, wherever the name of the Company appears therein.

The Altered Memorandum is attached.

CERTIFIED A TRUE COPY this 16th day of July 1998.


                                       ---------------------------------
                                            Gregory A. Sasges


                                                Solicitor
                                       ---------------------------------
                                        (Relationship to Company)

                                  "COMPANY ACT"

                              AUMINE RESOURCES LTD.

                               ALTERED MEMORANDUM
           (As altered by the Special Resolution passed June 29, 1998)



1.  The name of the Company is PetroReal Oil Corporation.
2. The authorized capital of the Company consists of One Hundred Ninety-Nine Million Nine Hundred Thirty-Nine Thousand Two Hundred Fifty (199,939,250) common shares without par value.

    CANADA                                )      TO ALL TO WHOM THESE
    PROVINCE OF BRITISH COLUMBIA          )      PRESENTS MAY COME BE SEEN
    TO WIT:                               )      OR KNOWN:


     I, GREGORY A. SASAGES, a duly admitted Notary Pubic practicing in the City of Vancouver, in the Province of British Columbia, do certify and attest that the documents hereto annexed, marked with my Notarial Seal, are true copies of the charter documents of AUMINE RESOURCES LTD., original documents produced from the Minute Book of AUMINE RESOURCES LTD., which include the following:

1. Certificate of Change of Name with Form 21 and Altered Memorandum attached dated November 7, 1996;

2. Certificate of Change of Name with Form 21 and Altered Memorandum attached dated January 13, 1992; and

3. Certificate of Incorporation with Memorandum and Articles attached dated July 27, 1987.

     The said copies having been compared by me with the said original documents, an act whereof being requested I have granted under National form and seal of office to serve and avail as occasion may require.

     DATED at  Vancouver,  British  Columbia,  Canada,  this 3rd day of November
1997.




                                         --------------------------------------
                                         GREGORY A. SASGES
                                         A Notary Public in and for the
                                         Province of British Columbia, Canada.

                                                                 Certificate of
                                                       Incorporation No. 330934

                                   COMPANY ACT

                              DIRECTORS RESOLUTION

The following Directors' Resolutions were passed by the Directors of the under-mentioned Company on the date stated:

Name of Company:        PETROREAL OIL CORPORATION

Date Resolution Passed: February 29, 2000

Resolution:

BE IT RESOLVED that:

1. the following Escrow Shares be cancelled without consideration and the number of issued and authorized shares of the company be reduced accordingly:

                                              Number, Class
       Registered Owner                   and Kind of Securities

       Benjamin Lin                       1,500 Common Shares
       Kwang Yang                         1,500 Common Shares

2. the second paragraph of the Memorandum of the company be altered to read as follows:

      "2. The authorized capital of the company consists of 199,936,250 common shares without par value."

The Altered Memorandum is attached.

CERTIFIED A TRUE COPY this 30th day of March 2000.



                                         --------------------------------------
                                                      KJELD WERBES

                                                       Solicitor
                                         --------------------------------------
                                               (Relationship to Company)

                                  "COMPANY ACT"

                            PETROREAL OIL CORPORATION

                               ALTERED MEMORANDUM

          (As altered by Directors' Resolution dated February 29, 2000 reducing the capital of the Company)



1.    The name of the Company is PETROREAL OIL CORPORTAION.

2. The authorized capital of the Company consists of ONE HUNDRED NINENTY NINE MILLION NINE HUNDREDTHIRTY SIX THOUSAND TWO HUNDRED FIFTY (199,936,250) common shares without par value.

                                                                 NUMBER: 330934
BRITISH COLUMBIA



                                   CERTIFICATE
                                       OF
                                 CHANGE OF NAME
                                   COMPANY ACT


                              I Hereby Certify that


                            PETROREAL OIL CORPORATION


                        has this day changed its name to


                     INTERNATIONAL PETROREAL OIL CORPORATION






                             Issued under my hand at Victoria, British Columbia
                                                          on September 13, 2002






                                                                 JOHN S. POWELL
                                                         Registrar Of companies

                                           PROVINCE OF BRITISH COLUMBIA, CANADA

                                                                 Certificate of
                                                       Incorporation No. 330934

                              FORM 21(SECTION 348)
                                   COMPANY ACT
                               SPECIAL RESOLUTION

The following Special Resolutions were passed by the under-mentioned Company on the date stated:

Name of Company:  PetroReal Oil Corporation

Date Resolution Passed: June 25, 2002

Resolutions:

UPON MOTION duly made and seconded, IT WAS RESOLVED as a special resolution that:

(i) the name of the Company be changed from PetroReal Oil Corporation to International PetroReal Oil Corporation or such other name as the Board of Directors may approve; and
(ii) the Memorandum and Articles of the Company be altered accordingly, wherever the name of the Company appears therein.

UPON MOTION duly made and seconded, IT WAS RESOLVED as a special resolution that:

(i) the common shares without par value in the capital of the Company, both be issued and unissued be consolidated with every 3 of such common shares without par value before consolidation being consolidated into 1 common share without par value; and
(ii) the Memorandum of the Company be altered accordingly to give effect to the foregoing resolution.

UPON MOTION duly made and seconded, IT WAS RESOLVED as a special resolution that:

(i) the authorized capital of the Company be increased by creating an additional 133,354,584 common shares without par value such that the authorized capital of the Company will be 200,000,000 common shares without par value; and
(ii) the Memorandum of the Company be altered accordingly to give effect to the foregoing resolution.

The altered memorandum is attached.

CERTIFIED A TRUE COPY this 10th day of September 2002.


                                       --------------------------------------
                                                 KJELD WERBES

                                                    Solicitor
                                       --------------------------------------
                                            (Relationship to Company)

                                  "COMPANY ACT"

                            PETROREAL OIL CORPORATION

                               ALTERED MEMORANDUM

         (As altered by the Special Resolution passed on June 25, 2002)




1.    The name of the Company is INTERNATIONAL PETROREAL OIL CORPORATION.

2. The authorized capital of the Company consists of TWO HUNDRED MILLION (200,000,000) common shares without par value.

Ministry of Finance       Mailing Address:            Location:
Corporate and personal    PO BOX 9431 Stn Prov Govt   2nd Floor-940 Blanshard St
Property Registries       Victoria BC V8W 9V3         Victoria BC
www.corporateonline.gov.bc.ca                         250 356-8626


                               Notice of Articles

                            BUSINESS CORPORATION ACT

--------------------------------------------------------------------------------
This Notice of Articles was issued by the Registrar on: June 30, 2004 10:05 A.M. Pacific Time
Incorporation Number:   BC0330934
Registration Date:  Incorporated on July 27, 1987
--------------------------------------------------------------------------------


                               NOTICE OF ARTICLES

Name of Company:

INTERNATIONAL PETROREAL OIL CORPORATION

REGISTERED OFFICE INFORMATION:

Mailing Address:                      Delievery Address:
PENTHOUSE 1-945 Marine Drive          PENTHOUSE 1-945 Marine Drive
1A8 West Vancouver BC V7T 1A8         West Vancouver BC V7T


RECORDS OFFICE INFORMATION

Mailing Address:                      Delievery Address:
PENTHOUSE 1-945 Marine Drive          PENTHOUSE 1-945 Marine Drive
1A8 West Vancouver BC V7T 1A8         West Vancouver BC V7T

DIRECTOR INFORMATION

Last Name, First Name and Middle Name
JACOBS, FRANK A.

Mailing Address:                      Delivery Address:
1750-1177 WEST HASTING STREET         1750-1177 WEST HASTING STREET
VANCOUVER BC B6E 2K3                  VANCOUVER BC B6E 2K3


DIRECTOR INFORMATION

Last Name First Name and Middle Name
BRIMAGE, RUSSELL ERNEST

Mailing Address:                      Delivery Address:
WISMA PONDOK INDAH, SUITE 306         WISMA PONDOK INDAH, SUITE 306
J1 SULTAN ISKANDAR MUDA               J1 SULTAN ISKANDAR MUDA
PONDOK INDAH                          PONDOK INDAH
JAKARTA 12310                         JAKARTA 12310


Last Name First Name and Middle Name
WILSON, PETER

Mailing Address:                      Delivery Address:
1750-1177 WEST HASTINGS STREET        1750-1177 WEST HASTINGS STREET
VANCOUVER BC V6E 2K3                  VANCOUVER BC V6E 2K3


Last Name First Name and Middle Name
ROLLKE, KARL H

Mailing Address:                      Delivery Address:
1750-1177 WEST HASTINGS STREET        1750-1177 WEST HASTINGS STREET
VANCOUVER BC V6E 2K3                  VANCOUVER BC V6E 2K3


PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARES STRUCTURE

1.   200,000,000         COMMON shares              Without Par Value

                                                    Without Special
                                                    Rights or
                                                    Restrictions attached

Ministry of Finance      Mailing Address:           Location:
Corporate and personal   PO BOX 9431 Stn Prov Govt  2nd Floor - 940 Blanshard St
Property Registries      Victoria BC V8W 9V3        Victoria BC
www.corporateonline.gov.bc.ca                       250 356-8626


                             Transition Application

                                     Form 43
                            BUSINESS CORPORATIONS ACT
                                   Section 437

-------------------------------------------------------------------------------
FILING DETAILS:              Transition Application for:
                             INTERNATIONAL PETROREAL OIL CORPORATION

Filed Date and Time:         June 30, 2004 10:05 A.M. Pacific Time

Transition Date and Time:    Transitional on June 30, 2004
                             10:05 A.M. Pacific Time
-------------------------------------------------------------------------------

                          TRANSITION APPLICATION

This confirms there has been filled with the registrar all records necessary to ensure that the information the corporate registry respecting the directors of the company is, immediately before the transition application is submitted to the registrar for filing, correct.

---------------------------------------------------------------------------


Incorporation Number:          Name of Company:
BC0330934                      INTERNATIONAL PETROREAL OIL CORPORATION


                               NOTICE OF ARTICLES

Name of Company:
INTERNATIONAL PETROREAL OIL CORPORATION

REGISTERED OFFICE INFORMATION

Mailing Address:                      Delivery Address:
PENTHOUSE 1-945 MARINE DRIVE          PENTHOUSE 1-945 MARINE DRIVE
WEST VANCOUVER BC V7T 1A8             WEST VANCOUVER BC V7T 1A8


RECORDS OFFICE INFORMATION

Mailing Address:                      Delivery Address:
PENTHOUSE 1-945 MARINE DRIVE          PENTHOUSE 1-945 MARINE DRIVE
WEST VANCOUVER BC V7T 1A8             WEST VANCOUVER BC V7T 1A8


DIRECTOR INFORMATION

Last Name, First Name and Middle Name
JACOBS, FRANK A.

Mailing Address:                      Delivery Address:
1750-1177 WEST HASTING STREET         1750-1177 WEST HASTING STREET
VANCOUVER BC B6E 2K3                  VANCOUVER BC B6E 2K3

Last Name First Name and Middle Name
BRIMAGE, RUSSELL ERNEST

Mailing Address:                      Delivery Address:
WISMA PONDOK INDAH, SUITE 306         WISMA PONDOK INDAH, SUITE 306
J1 SULTAN ISKANDAR MUDA               J1 SULTAN ISKANDAR MUDA
PONDOK INDAH                          PONDOK INDAH
JAKARTA 12310                         JAKARTA 12310

Last Name First Name and Middle Name
WILSON, PETER

Mailing Address:                      Delivery Address:
1750-1177 WEST HASTINGS STREET        1750-1177 WEST HASTINGS STREET
VANCOUVER BC V6E 2K3                  VANCOUVER BC V6E 2K3


Last Name First Name and Middle Name
ROLLKE, KARL H

Mailing Address:                      Delivery Address:
1750-1177 WEST HASTINGS STREET        1750-1177 WEST HASTINGS STREET
VANCOUVER BC V6E 2K3                  VANCOUVER BC V6E 2K3

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.


AUTHORIZED SHARES STRUCTURE

1.   200,000,000    COMMON shares                    Without Par Value


                                                     Without Special
                                                     Rights or
                                                     Restrictions attached

                                     TABLE 3

                         PRE-EXISTING COMPANY PROVISIONS

                           PART 1 - VOTING THRESHOLDS

Special majority

P1 The majority of votes required for the company to pass a special resolution at a general meeting is 3/4 of the votes cast on the resolution.

Special separate resolution

P2 The majority of votes required for shareholders holding shares of a class or series of shares to pass a special separate resolution is 3/4 of the votes cast on the resolution.

Exception

P3 Section P2 does not apply in respect of any class or series of shares for which the memorandum or articles of the company, immediately before the coming into force of the Business Corporations Act, set out the majority of votes required for shareholders holding shares of that class or series of shares to pass a separate resolution.

                         PART 2 - ISSUE PRICE FOR SHARES

Application

P4 Section P5 does not apply if the memorandum or articles of the company, immediately before the coming into force of the Business Corporations Act, authorize the directors of the company to determine the price or consideration for shares without par value issued by the company.

Issue price for shares without par value

P5 The issue price for a share without par value must be set by a special resolution.

                  PART 3 - RESTRICTIONS ON POWER TO ALLOT AND ISSUE SHARES

Application

P6   Sections P7 to P15 do not apply if

(a) the company was, immediately before the coming into force of the Business Corporations Act, a reporting company within the meaning of the Company Act, 196, or

(b)  the company is public company.

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Directors must offer shares to other shareholders

P7   The directors must, before allotting shares,

(a) if the company has only one class of issued shares, offer to each shareholder the proportion of the shares to be allotted that the number of shares held by that shareholder bears to the total number of issued shares of the company, or

(b)  if the company has more than one class of issued shares,

     (i) offer to each shareholder who holds shares of the class of shares to be allotted the proportion of the shares to be allotted that the number of shares of that class of shares held by that shareholder bears to the total number of issued shares of that class of shares, and
     (ii) subject to section P8, if any shares remain after the expiry of the offer referred to in subparagraph (i) of this paragraph, offer to each shareholder who holds shares of any class of shares other than the class of shares referred to in subparagraph (i), the proportion of the remaining shares to be allotted that the number of shares held by that shareholder that are not of the class of shares referred to in subparagraph (i) bears to the total number of issued shares of the company that are not of the class of shares referred to in subparagraph(i).

Terms of offer

P8 An offer under section P7 (b) (ii) must be at a price per share that is not less than the price per share contained in the offer made under section P7
     (b) (i), and the other terms of the offer under section P7 (b) (ii) must be substantially the same terms contained in the offer made under section P7
     (b)(i).

Allotments and Issues to which section P7 does not apply

P9   Section P7 does not apply to

(a)  an  allotment  of  shares  to  be  issued  for  a   consideration   all  or
     substantially all of which is other than money, or

(b)  an allotment of shares under

     (i)  rights  of  conversion  or  exchange  attached  to  securities  of the company,
     (ii) an   amalgamation   under  Division  3  of  Part  9  of  the  Business
          Corporations Act,


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

    (iii) an arrangement under Division 5 of Part 9 of the Business Corporations Act,
     (iv) a dividend payable in shares,
     (v) an employee share ownership plan registered under Part 1 of the Employee Investment Act, or
     (vi) an employee venture capital plan registered under Part 2 of the Employee Investment Act.

Offer must be made by notice

P10 An offer under section P7 must be made by notice that includes the time period within which the offer may be accepted, which time period must extend for a least 7 days after the offer is received.

If offer expires or is declined

P11  Subject to section P12, if an offer for shares under  section P7 (a) or (b)
     (ii) has expired without having been accepted by, or has been declined in writing by, the shareholder to whom the offer was made, the directors may, for a period starting on the earlier of the expiry date for the offer and the date on which the offer is declined in writing and ending on the date that is 3 months after the expiry date for the offer, offer those shares to the persons and in the manner the directors may decide.

Further offers

P12  The directors may make an offer under sections P11 if

     (a) there are no other shareholders who should first receive an offer for those shares, and

     (b) the price per share in the offer made under section P11 is not less than the price per share contained in the offer made to the shareholder under section P7, and the other terms of the offer made under section P11 are substantially the same as the terms contained in the offer made to the shareholder under section P7.

No right to waive generally

P13 A shareholder may not waive generally the right to be offered shares referred to in section P7.

Specified waivers permitted

P14 Nothing in section P13 prevents a shareholder from waiving, in writing, the right to be offered a specified allotment of shares.



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



When waiver effective

P15 A waiver referred to in section P14 is effective whether given before or after the allotment of the shares.


PART 4 - SHARES OF PRE-EXISTING COMPANY TO BE PURCHASED RATEABLY

Offer to purchase shares must be made to shareholders

P16 Subject to sections P17 and P18, before the company purchases any of its shares, it must make an offer, to every shareholder who holds shares of the class or series of shares to be purchased, to purchase rateably from those shareholders the number of shares of that class or series of shares that the company wishes to purchase.

Exceptions

P17  Section P16 does not apply

     (a) if the purchase is made through a securities exchange or a quotation and trade reporting system,

     (b)  if the shares are being purchased

          (i) from an employee or former employee of the company or of an affiliate of the company, or
          (ii) in the case of shares beneficially owned by an employee or former employee of the company or of an affiliate of the company, from the registered owner of the shares,


     (c) if, in respect of a specific share purchase, the company is, for that purchase, relieved of its obligation to comply with this section by a special separate resolution of the shareholders holding shares of the class or series of shares from which the shares are to be purchased,

     (d) if there are reasonable grounds for believing that the purchase price for the shares being purchased is not more than the fair market value of those shares,

     (e)  if the purchase is one made under  section 227 (3) (g),  Division 2 of
          Part 8 or Division 5 of Part 9 of the Business Corporations Act, or

     (f)  to a purchase of fractional shares.


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


Shareholder may waive

P18 A shareholder may, in writing, waive the right to receive an offer to purchase the shareholder's shares under section P16 and that waiver is effective whether given before or after the purchase by the company of any of its shares.


PART 5 - SHARES OF PRE-EXISTING COMPANY TO BE REDEEMED RATEABLY

Application

P19 Section P20 does not apply if the memorandum or articles of the company, immediately before the coming into force of the Business Corporations Act, provide that if the company redeems some but not all of the shares of a class or series of shares, that redemption need not be made rateably among every shareholder who holds shares of the class or series to be redeemed.

Shares to be redeemed rateably

P20 If the company proposes to redeem some but not all of the shares of a particular class or series of shares, it must ensure that the redemption is made rateably among every shareholder who holds shares of the class or series of shares to be redeemed.









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